                                                                   EXHIBIT 10.11

                                                           Loan No. 179-0001-001

                                    GUARANTY

         For valuable consideration, the receipt whereof is hereby acknowledged, and to induce HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Lender"), to make loans or advances, or extend credit or financial accommodations to ARIZONA HEART HOSPITAL, L.L.C., an Arizona limited liability company ("Debtor"), or to continue the same, but without requiring Lender to do so, the undersigned, MEDCATH INCORPORATED, a North Carolina corporation, AHH MANAGEMENT, INC., a North Carolina corporation ("AHH"), MEDCATH OF ARIZONA, INC., a North Carolina corporation, MEDCATH OF KINGMAN, INC., a North Carolina corporation, MEDCATH OF MASSACHUSETTS, INC., a North Carolina corporation, MEDCATH OF NEW JERSEY, INC., a North Carolina corporation, MEDCATH DIAGNOSTICS, LLC., a North Carolina limited liability company, HEART RESEARCH CENTERS INTERNATIONAL, LLC., a North Carolina limited liability company, and MEDCATH PHYSICIAN MANAGEMENT, INC., an Arizona corporation, and each of them if there be more than one (hereinafter collectively called "Guarantor"), jointly and severally, subject to the terms and conditions of this Guaranty, guaranty and promise to pay to Lender, on demand, in lawful money of the United States, the due and punctual payment and performance of the Indebtedness (defined below) of Debtor to Lender no matter how acquired by Lender. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all loans or performance obligations, notes, security agreements and liabilities of Debtor to Lender including those existing, now or hereafter made, entered into, incurred, created or owing, however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable. Without limiting the generality of the foregoing, "Indebtedness" shall include, without limitation: all of Debtor's obligations under the "Hazardous Materials Agreement" dated as of even date herewith. This is a guaranty of payment and performance and not of collection. Guarantor's obligations hereunder shall be unconditional (and shall not be subject to any defense, setoff, counterclaim or recoupment whatsoever) irrespective of the genuineness, validity, regularity or enforceability of the Indebtedness or any conduct of Debtor and/or Lender which might constitute a legal or equitable discharge of a surety, guarantor or guaranty.

         This is an absolute, unconditional and continuing guaranty relating to the Indebtedness, including that arising under successive transactions which shall either continue the Indebtedness or from time to time renew it after it has been satisfied or create new Indebtedness. This

Guaranty shall not apply to any Indebtedness created after actual receipt by Lender of written notice of its revocation as to future transactions, except that Indebtedness committed to prior to such date but consummated and actually created subsequent to such date shall be covered hereby.

         Notwithstanding any other provision hereof, Guarantor's liability under this Guaranty shall be limited to an amount resulting from the addition of: (i) fifty-one percent (51%) of all outstanding principal balance, all accrued and unpaid interest (whether post-default or predefault), and all other amounts owing under the promissory notes (including any modification or extension thereof, the "Note") made by Debtor in favor of Lender (including the Promissory Note dated March 2, 2000 owing to Lender in the original principal amount of $26,580,000.00; and (ii) all costs incurred by Lender in enforcing this Guaranty. In addition to the amount stated in the immediately preceding sentence: (i) if the Debtor fails to make payment required under Paragraph 3.4(b) of the Term Loan Agreement dated as of March 2, 2000, then the limitation applicable to this Guaranty shall be increased by $5,000,000. If an Event of Default should occur in respect of the Note, Guarantor's obligation as to principal shall be fixed as of the date of such Event of Default and Guarantor shall then be liable for fifty-one percent (51%) of the then outstanding principal balance and accrued interest on the Note, together with fifty-one percent (51%) of all interest thereafter accruing in respect of the Note, at the rate (whether post-default or pre-default) therein provided, in addition to full liability for all costs of enforcing Lender's rights under this Guaranty theretofore or thereafter incurred and, if applicable, the additional $5,000,000 as stated above. If the Event of Default is subsequently waived or cured to Lender's satisfaction, Guarantor's liability hereunder will be subject to recalculation as of the date of a subsequent Event of Default. Without limiting any other provision of this Guaranty, Guarantor acknowledges and agrees that, to the extent Lender realizes any proceeds under any security document (including, without limitation, proceeds arising from the sale or foreclosure of any mortgaged property) or receives a payment on the Indebtedness from a source other than Guarantor, such proceeds or payment shall first be applied to that portion of the Indebtedness for which Guarantor is not liable (until that portion of the Indebtedness is paid in full), and shall then be applied to the portion of the Indebtedness for which Guarantor is liable.

         The obligations hereunder are joint and several, independent of the obligations of Debtor or the obligations of any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the Indebtedness, and a separate action or actions may be brought and prosecuted against Guarantor or any of them whether action is brought against Debtor alone or whether Debtor be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

         Guarantor authorizes Lender, without notice or consent and without affecting, impairing or discharging in whole or in part its liability hereunder, from time to time to (a) renew, modify, amend, compromise, extend, accelerate, discharge or otherwise change the time for payment of, or otherwise change the terms or provisions of the Indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) take and hold collateral for the payment of this Guaranty or the Indebtedness guaranteed, and exchange, enforce, waive, and release any such collateral; (c) apply such collateral and direct the order or manner of sale thereof as Lender in its discretion may determine; or (d) release or substitute in whole or in part any one or more of the endorsers, Guarantor or anyone else who may be partially or wholly liable for any part of the Indebtedness. Lender may without notice assign this Guaranty in whole or in part.

         Guarantor waives any right to require Lender to (a) proceed against or exhaust remedies against Debtor; (b) proceed against or exhaust any collateral given by Debtor or Guarantor; (c) pursue any other remedy in Lender's power whatsoever; or (d) proceed against any other person(s) or guarantor(s) who may be liable to Lender in whole or in part for the Indebtedness. Guarantor waives any defense arising by reason of any disability or other defense of Debtor or by reason of the cessation or modification from any cause whatsoever of the liability of Debtor. Guarantor waives diligence, all presentments, demands for performance, notices of non-performance, default, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new, changed, modified, increased or additional Indebtedness, and all other notices of every and any kind. Guarantor hereby waives any and all notice of Lender's intent to accelerate the Indebtedness and further waives any notice of acceleration.

         Lender shall have a claim and a right of setoff against all moneys, securities and other property of Guarantor now or hereafter in the possession of Lender whether held in a special account for safekeeping or otherwise, and such right of setoff may be exercised without demand upon Guarantor or notice by Lender. No right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or by any delay in so doing, and every right of setoff shall continue in full force and effect until such right of setoff is specifically waived or released by an instrument in writing executed by Lender.

         Guarantor hereby irrevocably waives and agrees not to exercise any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration, or other similar right, or indemnity, or any right of recourse to collateral for any of the Indebtedness until the Indebtedness is paid in full.

         Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty or otherwise relating to this Guaranty including, without limitation, in connection with any lawsuit, arbitration or other alternative dispute resolution proceeding, appeal, judgment enforcement action, bankruptcy proceeding (including, without limitation, any relief from stay and/or adequate protection motions, cash collateral disputes, assumption/rejection motions and disputes or objections to any proposed disclosure statement or reorganization plan) or other legal proceeding in any way related to this Guaranty. Guarantor acknowledges and agrees that the preceding sentence shall survive and not be merged with any judgment in connection with any exercise of any right or remedy by Lender in connection with this Guaranty. Guarantor further agrees that all reasonable attorneys' fees, costs and expenses incurred in pursuing or enforcing rights and/or any collateral or security shall constitute so much additional Indebtedness hereby guaranteed.

         Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, on the Indebtedness is rescinded or must otherwise be restored by Lender upon the bankruptcy or reorganization of Debtor or otherwise.

         The terms of this Guaranty are subject to: (1) the rights of the AHH under paragraph 10.10 of a Term Loan Agreement of even date wherein Lender is Lender and Debtor is Borrower, (2) the rights of AHH to be paid a Management Fee under an Assignment of Management Agreement and Subordination of Management Fees of even date wherein Debtor is Borrower and Lender is Lender, and (3) the rights of MedCath Incorporated to be paid the Guaranty Fee as provided in the Operating Agreement, as amended.

         Any Indebtedness of Debtor now or hereafter held by or owing to Guarantor is hereby subordinated to Lender and such Indebtedness, if requested by Lender, shall be collected, enforced, and received by Guarantor as trustee for Lender and promptly paid over to Lender.

         In this Guaranty, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. If any Guarantor is a corporation, by executing and delivering this Guaranty, it and the officers thereof signing on its behalf represent and warrant that the execution and delivery of this Guaranty has been duly authorized by all necessary and appropriate corporate and shareholder action.

         In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Lender may, from time to time before or after revocation of this Guaranty, exercise any right or remedy it may have with respect to any or all of the Indebtedness or any property securing any or all of the Indebtedness or any guaranty thereof, including, without limitation, judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor's rights, including, without limitation, any destruction of Guarantor's right of subrogation against Debtor and any destruction of Guarantor's right of contribution or other right against any other guarantor of any or all of the Indebtedness or against any other person by operation of any statutes or rules of law now or hereafter in effect, or otherwise.

         Guarantor understands and agrees that, in the event Lender in its sole discretion forecloses any trust deed now or hereafter securing any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor will, subject to the limitations expressed above, remain liable to Lender for any deficiency, even though Guarantor will, until all Indebtedness is fully paid, will not exercise subrogation against Debtor, and even though Guarantor will be unable to recover from Debtor the amount of the deficiency for which Guarantor is liable, and even though Guarantor would have retained his right of subrogation against Debtor if Lender had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure.

         Without limiting the generality, scope or meaning of any other provision of this Guaranty, Guarantor:

                  (i) acknowledges that Section 2856 of the California Civil Code authorizes and validates waivers of a guarantor's rights of subrogation and reimbursement and certain other rights and defenses available to Guarantor under California law;

                  (ii) hereby waives all rights of subrogation and reimbursement and all other rights and defenses available by reason of Sections 2787 to 2855, inclusive, of the California Civil Code (if for any reason such laws were deemed to apply to Guarantor or this Guaranty), including, without limitation, (A) any defense Guarantor may have to this Guaranty by reason of an election of remedies by Lender, and (B) any rights or defenses Guarantor may have by reason of protection afforded to Debtor and/or Guarantor with respect to the Indebtedness of Debtor to Lender, and/or the obligations under this Guaranty, pursuant to the antideficiency or other laws of California (if for any reason such laws were deemed to apply to Guarantor or this Guaranty) limiting or discharging any Indebtedness or obligations, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure;

                  (iii) hereby waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Debtor by the operation of
         Section 580d of the California Code of Civil Procedure or otherwise, and even though that election of remedies does not provide Guarantor or Debtor a "fair market value hearing" under Section 580a of the California Code of Civil Procedure or other form of appraisal of any property securing the Indebtedness of Debtor to Lender;

                  (iv) hereby waives and agrees not to assert: (a) any right to require Lender to proceed against Borrower or any other guarantor, to proceed against or exhaust any security for the Indebtedness, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (b) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof; (c) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand, nonpayment and acceptance of this Guarantee; (d) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Lender; (e) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of Arizona Revised Statutes Sections 12-1641, et seq.; (f) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for the Indebtedness; and (g) the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the Indebtedness, after any foreclosure or trustee's sale of any security for the Indebtedness, including without limitation the benefits, if any, to Guarantor of Arizona Revised Statutes Section 33-814. Guarantor hereby expressly consents to any impairment of collateral, including, but not limited to, failure to perfect a security interest and release collateral and any such impairment or release shall not affect Guarantor's obligations hereunder.

                  (v) hereby waives all rights and defenses, if any, now hereafter arising under the laws of the State of Illinois, which are the same as or similar to the rights and defenses waived as described above; and

                  (vi) hereby agrees and acknowledges that (A) Guarantor has reviewed the waivers and other provisions set forth in this Guaranty with legal counsel selected by Guarantor, and (B) the omission of any specific reference to statutes or judicial decisions or omission of any other explanation of the rights waived in this Guaranty shall not constitute a defense to the obligations of Guarantor under this Guaranty.

         This Guaranty shall be governed by and construed in accordance with the internal laws and decisions of the State of Illinois, without regard to principles of conflicts of law. At Lender's election and without limiting Lender's right to commence an action in any other jurisdiction, Guarantor hereby submits to the exclusive jurisdiction and venue of any court (federal, state or local) having situs within the State of Arizona, expressly waives personal service of process and consents to service by certified mail, postage prepaid, directed to the last known address of Debtor or Guarantor, which service shall be deemed completed within ten (I0) days after the date of mailing thereof. Guarantor hereby waives any objection to improper venue, forum non-conveniens, and any rights to a trial by jury of any claim or cause of action or in any litigation or any court with respect to or arising out of this Guaranty. This waiver is informed and freely made. Guarantor acknowledges that this waiver is a material inducement to Lender to enter into a business relationship, that it has already relied on the waiver in accepting this Guaranty, and that it will continue to rely on the waiver in its related future dealings. Guarantor further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel.

                          [SIGNATURE PAGES TO GUARANTY]

         IN WITNESS WHEREOF, the undersigned Guarantor, and each of them (if there be more than one), has executed and delivered this Guaranty independent of each other and not relying upon or in consideration of the execution hereof by any other of them, on this 2nd day of March, 2000.

ATTEST:                                MEDCATH INCORPORATED, a North Carolina
                                       corporation



         /s/ James E. Harris           By: /s/ David Crane
------------------------------------      -------------------------------------
Name:                                  Type/Print Name: David Crane
                                                       ------------------------
                                       Title: President and Chief Executive
                                              Officer
                                             ----------------------------------

ATTEST:                                AHH MANAGEMENT, INC., a North Carolina
                                       corporation



         /s/ James E. Harris           By: /s/ David Crane
------------------------------------      -------------------------------------
Name:                                  Type/Print Name: David Crane
                                                       ------------------------
                                       Title: Vice President
                                             ----------------------------------

ATTEST:                                MEDCATH OF ARIZONA, INC., a North
                                       Carolina corporation



         /s/ James E. Harris           By: /s/ Thomas K. Hearn
------------------------------------     --------------------------------------
Name:                                  Type/Print Name: Thomas K. Hearn
                                                       ------------------------
                                       Title: Vice President
                                             ----------------------------------

ATTEST:                                MEDCATH OF KINGMAN, INC., a North
                                       Carolina corporation



         /s/ James E. Harris           By: /s/ David Crane
------------------------------------      -------------------------------------
Name:                                  Type/Print Name: David Crane
                                                       ------------------------
                                       Title: Vice President
                                             ----------------------------------

                          [SIGNATURE PAGES TO GUARANTY]

ATTEST:                                MEDCATH OF MASSACHUSETTS, a North
                                       Carolina corporation



         /s/ James E. Harris           By: /s/ David Crane
------------------------------------      -------------------------------------
Name:                                  Type/Print Name: David Crane
                                                       ------------------------
                                       Title: Vice President
                                             ----------------------------------

ATTEST:                                MEDCATH OF NEW JERSEY, INC., a North
                                       Carolina corporation



         /s/ James E. Harris           By: /s/ Thomas K. Hearn
------------------------------------      -------------------------------------
Name:                                  Type/Print Name: Thomas K. Hearn
                                                       ------------------------
                                       Title: Vice President
                                             ----------------------------------

ATTEST:                                MEDCATH DIAGNOSTICS, LLC., a North
                                       Carolina limited liability company



         /s/ James E. Harris           By: /s/ David Crane
------------------------------------      -------------------------------------
Name:                                  Type/Print Name: David Crane
                                                       ------------------------
                                       Title: Vice President
                                             ----------------------------------

ATTEST: HEART RESEARCH CENTERS INTERNATIONAL, LLC, a North Carolina limited liability company



         /s/ James E. Harris           By: /s/ Thomas K. Hearn
------------------------------------      -------------------------------------
Name:                                  Type/Print Name: Thomas K. Hearn
                                                       ------------------------
                                       Title: Vice President
                                             ----------------------------------

                          [SIGNATURE PAGES TO GUARANTY]

ATTEST:                                MEDCATH PHYSICIAN MANAGEMENT, INC., an
                                       Arizona corporation



         /s/ James E. Harris           By: /s/ David Crane
------------------------------------      -------------------------------------
Name:                                  Type/Print Name: David Crane
                                                       ------------------------
                                       Title: President
                                             ----------------------------------

                          [SIGNATURE PAGES TO GUARANTY]

                                  CERTIFICATION
                             (MedCath Incorporated)

         I, _________, do hereby certify that I am the duly elected and qualified Secretary of MEDCATH INCORPORATED, a North Carolina corporation, a Guarantor named in the foregoing Guaranty; that at a (special) (regular) meeting of the Board of Directors of said Corporation held on ______________, 2000, at which meeting a quorum was present and acting throughout, the foregoing Guaranty was submitted to, and approved by, the Board of Directors of said Corporation, and that the officer that executed the Guaranty for and on behalf of the Corporation was so authorized by the Board of Directors of the Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this _____ day of _______, 2000.



                                               /s/ James E. Harris
                                       ----------------------------------------
                                       Secretary

                                       (Corporate Seal)

                          [SIGNATURE PAGES TO GUARANTY]

                               CERTIFICATION (AHH
                                Management, Inc.)

         I, _________, do hereby certify that I am the duly elected and qualified Secretary of AHH MANAGEMENT, INC., a North Carolina corporation, a Guarantor named in the foregoing Guaranty; that at a (special) (regular) meeting of the Board of Directors of said Corporation held on ______________, 2000, at which meeting a quorum was present and acting throughout, the foregoing Guaranty was submitted to, and approved by, the Board of Directors of said Corporation, and that the officer that executed the Guaranty for and on behalf of the Corporation was so authorized by the Board of Directors of the Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this _____ day of _______, 2000.



                                               /s/ James E. Harris
                                       ----------------------------------------
                                       Secretary

                                       (Corporate Seal)

                          [SIGNATURE PAGES TO GUARANTY]

                            CERTIFICATION (MedCath of
                                 Arizona, Inc.)

         I, _________, do hereby certify that I am the duly elected and qualified Secretary of MEDCATH OF ARIZONA, INC., a North Carolina corporation, a Guarantor named in the foregoing Guaranty; that at a (special) (regular) meeting of the Board of Directors of said Corporation held on ______________, 2000, at which meeting a quorum was present and acting throughout, the foregoing Guaranty was submitted to, and approved by, the Board of Directors of said Corporation, and that the officer that executed the Guaranty for and on behalf of the Corporation was so authorized by the Board of Directors of the Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this _____ day of _______, 2000.



                                               /s/ James E. Harris
                                       ----------------------------------------
                                       Secretary

                                       (Corporate Seal)

                          [SIGNATURE PAGES TO GUARANTY]

                            CERTIFICATION (MedCath of
                                 Kingman, Inc.)

         I, _________, do hereby certify that I am the duly elected and qualified Secretary of MEDCATH OF KINGMAN, INC., a North Carolina corporation, a Guarantor named in the foregoing Guaranty; that at a (special) (regular) meeting of the Board of Directors of said Corporation held on ______________, 2000, at which meeting a quorum was present and acting throughout, the foregoing Guaranty was submitted to, and approved by, the Board of Directors of said Corporation, and that the officer that executed the Guaranty for and on behalf of the Corporation was so authorized by the Board of Directors of the Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this _____ day of _______, 2000.



                                               /s/ James E. Harris
                                       ----------------------------------------
                                       Secretary

                                       (Corporate Seal)

                          [SIGNATURE PAGES TO GUARANTY]

                            CERTIFICATION (MedCath of
                              Massachusetts, Inc.)

         I, _________, do hereby certify that I am the duly elected and qualified Secretary of MEDCATH OF MASSACHUSETTS, INC., a North Carolina corporation, a Guarantor named in the foregoing Guaranty; that at a (special) (regular) meeting of the Board of Directors of said Corporation held on ______________, 2000, at which meeting a quorum was present and acting throughout, the foregoing Guaranty was submitted to, and approved by, the Board of Directors of said Corporation, and that the officer that executed the Guaranty for and on behalf of the Corporation was so authorized by the Board of Directors of the Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this _____ day of _______, 2000.



                                               /s/ James E. Harris
                                       ----------------------------------------
                                       Secretary

                                       (Corporate Seal)

                          [SIGNATURE PAGES TO GUARANTY]

                            CERTIFICATION (MedCath of
                                New Jersey, Inc.)

         I, _________, do hereby certify that I am the duly elected and qualified Secretary of MEDCATH OF NEW JERSEY, INC., a North Carolina corporation, a Guarantor named in the foregoing Guaranty; that at a (special) (regular) meeting of the Board of Directors of said Corporation held on ______________, 2000, at which meeting a quorum was present and acting throughout, the foregoing Guaranty was submitted to, and approved by, the Board of Directors of said Corporation, and that the officer that executed the Guaranty for and on behalf of the Corporation was so authorized by the Board of Directors of the Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this _____ day of _______, 2000.



                                               /s/ James E. Harris
                                       ----------------------------------------
                                       Secretary

                                       (Corporate Seal)

                          [SIGNATURE PAGES TO GUARANTY]

                                  CERTIFICATION
                           (MedCath Diagnostics, LLC)

         The undersigned, being duly authorized manager of MEDCATH DIAGNOSTICS, LLC, a North Carolina limited liability company, a Guarantor named in the foregoing Guaranty, does hereby certify that the foregoing Guaranty was submitted to, and approved by, unanimous written consent of the managers and members of the Company and that the manager that executed the Guaranty for and on behalf of the Company was so authorized to act on behalf of the Company.

         IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of ______, 2000.

                                       MEDCATH DIAGNOSTICS, LLC



                                       By: /s/ David Crane
                                          -------------------------------------
                                       Type/Print Name:
                                                       ------------------------
                                       Title:
                                             ----------------------------------

                          [SIGNATURE PAGES TO GUARANTY]

                                  CERTIFICATION
                   (Heart Research Centers International, LLC)

         The undersigned, being a duly authorized manager of HEART RESEARCH CENTERS INTERNATIONAL, LLC, a North Carolina limited liability company, a Guarantor named in the foregoing Guaranty, does hereby certify that the foregoing Guaranty was submitted to, and approved by, unanimous written consent of the managers and members of the Company and that the manager that executed the Guaranty for and on behalf of the Company was so authorized to act on behalf of the Company.

         IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of ______, 2000.

                                       HEART RESEARCH CENTERS INTERNATIONAL,
                                       LLC.


                                       By: /s/ David Crane
                                          -------------------------------------
                                       Type/Print Name:
                                                       ------------------------
                                       Title:
                                             ----------------------------------